EXHIBIT 10.4

                          TRADEMARK SECURITY AGREEMENT

AGREEMENT dated as of January 20, 2006 made between Ovation Products Corporation, a Delaware corporation ("Debtor"), and Andlinger & Company, Inc., a Delaware corporation, and its successors, permitted assigns, and other legal representatives ("Secured Party").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Debtor and Secured Party are parties to a Senior Secured Convertible Note Purchase Agreement, dated January 20, 2006 (the "Purchase Agreement") pursuant to which Secured Party has agreed to purchase a certain Senior Secured Convertible Promissory Note (the "Note") from the Debtor;

         WHEREAS, Secured Party's willingness to enter into the Purchase Agreement and to purchase the Note is subject to the condition, among others, that Debtor execute and deliver this Trademark Security Agreement;

         NOW, THEREFORE, in consideration of the premises and for one dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in addition to, and not in limitation of, any rights of the Secured Party under the other Transaction Documents (as defined in the Purchase Agreement), Debtor hereby agrees for the benefit of Secured Party as follows:

         1.       DEFINITIONS.

                  1.1 Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement or the Note.

                  1.2 "Proceeds" shall mean any consideration received from the sale, exchange, license, lease or other transfer or disposition of any right, interest, asset or property which constitutes Trademark Collateral, any value received as a consequence of the ownership, possession, or use of any Trademark Collateral, and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft or other involuntary conversion of whatever nature of any right, interest, asset or property which constitutes Trademark Collateral.

                  1.3 "PTO" shall mean the United States Patent and Trademark Office.

                  1.4 "Trademarks" shall mean all of the trademarks, service marks, designs, logos, indicia, trade names, corporate names, company names, business names, fictitious business names, trade styles, elements of package or trade dress, and/or other

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source and/or product or service identifiers, and general intangibles of like nature, used or associated with or appurtenant to the products, services and business of the Debtor, including any and all goodwill associated with any trademark or the license of any trademark, which (i) are set forth on Schedule A attached hereto, or (ii) have been adopted, acquired, owned, held or used by the Debtor and are now owned, held or used by the Debtor, in the Debtor's business, or with the Debtor's products and services, or in which the Debtor has any right, title or interest, or (iii) are in the future adopted, acquired, owned, held and/or used by the Debtor in the Debtor 's business or with the Debtor's products and services, or in which the Debtor in the future acquires any right, title or interest.

                  1.5 "Trademark Collateral" shall mean all of the Debtor's right, title and interest (to the extent Debtor has any such right, title or interest) in and to all of the Trademarks, the Trademark Registrations, the Trademark Rights, and all additions, improvements and accessions to, substitutions for, replacements of, and all products and Proceeds (including insurance proceeds) of any and all of the foregoing provided, however, that Trademark Collateral shall exclude all rights of Debtor (except payment rights) to the extent that the inclusion of such rights would cause a default by Debtor under the terms of any agreement.

                  1.6 "Trademark Registrations" shall mean all past, present or future federal, state, local and foreign registrations of the Trademarks (and all renewals and extensions of such registrations), all past, present and future applications for any such registrations of the Trademarks (and any such registrations thereof upon approval of such applications), together with the right (but not the obligation) to apply for such registrations (and prosecute such applications), and to take any and all actions necessary or appropriate to maintain such registrations in effect and/or renew and extend such registrations.

                  1.7 "Trademark Rights" shall mean any and all past, present or future rights in, to and associated with the Trademarks throughout the world, whether arising under federal law, state law, common law, foreign law or otherwise, including but not limited to the following: all such rights arising out of or associated with the Trademark Registrations; the right (but not the obligation) to register claims under any state, federal or foreign trademark law or regulation; the right (but not the obligation) to sue or bring opposition or cancellation proceedings for any and all past, present and future infringements or dilution of or any other damages or injury to the Trademarks, the Trademark Rights, and the rights to damages or profits due or accrued arising out of or in connection with any such past, present or future infringement, dilution, damage or injury.

                  1.8 "Use" of any Trademark shall include all uses of such Trademark by, for or in connection with the Debtor or its business or for the direct or indirect benefit of the Debtor or its business, including but not limited to all such uses by the Debtor itself, by any of the affiliates of the Debtor, or by any licensee or contractor of the Debtor.

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         2.       GRANT OF SECURITY; COLLATERAL ASSIGNMENT.

                  2.1 Grant of Security Interest. As collateral security for the complete and timely payment, performance and satisfaction of all Obligations (as defined in the Security Agreement between Debtor and the Secured Party dated as of the date hereof ("Security Agreement")), the Debtor hereby unconditionally grants to the Secured Party, a continuing security interest in and lien on the Trademark Collateral, and pledges, mortgages and hypothecates (but does not transfer title to) the Trademark Collateral to the Secured Party.

                  2.2 Supplemental to Transaction Documents. The parties expressly acknowledge and agree that the Debtor has delivered the Transaction Documents pursuant to which the Debtor unconditionally granted to the Secured Party a continuing security interest in and lien on the Collateral (as defined in the Security Agreement) (including the Trademark Collateral). In no event shall this Trademark Security Agreement, or the recordation of this Trademark Security Agreement (or any document hereunder) with the PTO, adversely affect or impair, in any way or to any extent, the Transaction Documents, the security interest of the Secured Party in the Collateral (including the Trademark Collateral) pursuant to the Transaction Documents, the attachment and perfection of such security interest under the UCC (as defined in the Security Agreement), or the present or future rights and interests of the Secured Party in and to the Collateral under or in connection with the Transaction Documents, this Trademark Security Agreement and/or the UCC. Any and all rights and interests of the Secured Party in and to the Trademark Collateral (and any and all obligations of the Debtor with respect to the Trademark Collateral) provided herein, or arising hereunder or in connection herewith, shall only supplement and be cumulative and in addition to the rights and interests of the Secured Party (and the obligations of the Debtor) in, to or with respect to the Collateral (including the Trademark Collateral) provided in or arising under or in connection with the other Transaction Documents.

         3. REPRESENTATIONS AND WARRANTIES. The Debtor represents and warrants to, and covenants and agrees with, Secured Party, as follows (provided, however, that, notwithstanding anything herein to the contrary, none of the obligations and/or restrictions set forth in Section 3.1, 3.2 and 3.3 shall apply to any Trademark Collateral that Debtor determines, in its reasonable business judgment, is no longer necessary or material to the conduct of its business or operations):

                  3.1 Title. The Debtor will take all reasonable actions necessary to defend its right, title and interests in and to the Trademark Collateral against claims of any third parties.

                  3.2 Maintenance of Trademark Collateral. The Debtor shall take such reasonable actions (including but not limited to institution and maintenance of suits, proceedings or actions) necessary to maintain, protect, preserve, care properly for and enforce the Trademarks and the Trademark Registrations, Trademark Rights and to preserve the Debtor's rights in the Trademarks.

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                  3.3 No Infringements. The Debtor shall use reasonable efforts to protect against infringement or unauthorized or improper use of the Trademarks. To the best of the Debtor's knowledge and belief, there is at present no material infringement or unauthorized or improper use of the Trademarks or the Trademark Registrations or the Trademark Rights related thereto. In the event any such infringement or unauthorized or improper use by any third party has been reasonably established by the Debtor, the Debtor shall promptly notify the Secured Party and Secured Party shall have the right to sue and recover therefor and to retain any and all damages so recovered or obtained.

                  3.4 Recording at PTO. Debtor acknowledges that Secured Party may cause this Trademark Security Agreement and Schedule A along with any amendments made thereto to be recorded with the PTO.

         4.       RIGHTS OF AND LIMITATIONS ON SECURED PARTY.

                  4.1 Debtor to Remain Liable. It is expressly agreed by Debtor that Debtor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it relating to the Trademark Collateral. Secured Party shall not have any obligation or liability under or in relation to the Trademark Collateral by reason of the execution and delivery of this Trademark Security Agreement and Secured Party's rights hereunder, or the grant of a security interest by Debtor to Secured Party of, or the receipt by Secured Party in accordance with this Trademark Security Agreement of, any payment relating to any Trademarks, nor shall Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of Debtor relating to the Trademark Collateral or be liable to any party on account of Debtor's use of the Trademark Collateral.

                  4.2 Specific Enforcement. Due to the unique nature of the Trademark Collateral, and in order to preserve its value, the Debtor agrees that the Debtor's agreements, duties and obligations under this Trademark Security Agreement shall be subject to specific enforcement and other appropriate equitable orders and remedies.

         5. REMEDIES UPON AN EVENT OF DEFAULT. During the continuance of an Event of Default:

         (a) Secured Party may declare all Obligations secured hereby immediately due and payable and shall have all of the rights and remedies of a secured party under the UCC or under other applicable law.

         (b) Secured Party may notify any obligors with respect to the Trademark Collateral of Secured Party's security interest and that such obligors are to make payments directly to Secured Party. Secured Party may send this notice in Debtor's name or in Secured Party's name, and at Secured Party's request Debtor will join in Secured Party's notice, provide written confirmation of Secured Party's security interest and request that payment be sent to Secured Party. Secured Party may enforce this obligation

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by specific performance. Secured Party may collect all amounts due from such obligors. Upon and after notification by Secured Party to Debtor pursuant to this Section 5(b), Debtor shall hold any proceeds and collections of any of the Trademark Collateral in trust for Secured Party and shall not commingle such proceeds or collections with any other of Debtor's funds, and Debtor shall deliver all such proceeds to Secured Party immediately upon Debtor's receipt thereof in the identical form received and duly endorsed or assigned to Secured Party.

         (c) Secured Party will give to the Debtor reasonable notice of the time and place of any public sale of Trademark Collateral or of the time after which any private sale or other intended disposition thereof is to be made. Such requirement of reasonable notice shall be met if such notice is delivered to the address of the Debtor set forth in the Purchase Agreement at least ten (10) days before the time of the proposed sale or disposition. Any such sale may take place from Debtor's location or such other location as Secured Party may designate. Debtor shall remain liable for any deficiency in payment of the Obligations after any such sale.

         (d) For the purpose of enabling Secured Party to exercise the rights and remedies hereunder and only for such purpose, the Debtor hereby irrevocably appoints Secured Party as its true and lawful attorney-in-fact with full power of substitution, effective upon the occurrence and during the continuation of an Events of Default, to take any of the foregoing actions in the name of the Debtor to carry out the terms of this Trademark Security Agreement and to protect, enforce, preserve or perfect Secured Party's rights hereunder. Such power of attorney is irrevocable until the termination of this Trademark Security Agreement and shall be deemed to be coupled with an interest.

         6. LIABILITY FOR USES OF TRADEMARK COLLATERAL. The Debtor shall be liable for any and all uses or misuses of and the practice, manufacture, sales (or other transfers or dispositions) of any of the Trademark Collateral by the Debtor and its affiliates. The Debtor shall also be exclusively liable for any claim, suit, loss, damage, expense or liability arising out of or in connection with the fault, negligence, acts or omissions of the Debtor (regardless of whether such fault, negligence, acts or omissions occurred or occur prior to or after the applicable license termination).

         7. LICENSE AGREEMENT OBLIGATIONS. Nothing in this Trademark Security Agreement shall relieve the Debtor from any performance of any covenant, agreement or obligation of the Debtor under any license agreement now or hereafter in effect licensing any part of the Trademark Collateral, or from any liability to any licensee or licensor under any such license agreement or to any other party, or shall impose any liability on Secured Party for any act or omission of the Debtor in connection with any such license agreement.

         8. GENERAL PROVISIONS. This Trademark Security Agreement is supplemental to the Security Agreement. In the event of any irreconcilable conflict between the provisions of this Trademark Security Agreement and the Security

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Agreement, the provisions most advantageous to Secured Party and most restrictive to Debtor shall govern.


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      IN WITNESS WHEREOF, Debtor has caused this Trademark Security Agreement to be executed by its duly authorized officer as of the date first written above.

WITNESS:                                 OVATION PRODUCTS CORPORATION


[Executed]                               By: /s/ William E. Lockwood
                                             -----------------------
                                         Name:   William E. Lockwood
                                         Title:  President


STATE:
COUNTY:                                                         January 20, 2006

         Then personally appeared the above-named William E. Lockwood and stated that he is a duly authorized President of Ovation Products Corporation (the "Corporation") and acknowledged the foregoing instrument to be his free act and deed, and the free act and deed of said Corporation, before me,


                                         /s/ Carolyn A. Power
                                         --------------------
                                         Notary Public - New Hampshire
                                         My Commission Expires: January 26, 2010


















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